UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2026

BRC Group Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37503	27-0223495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11100 Santa Monica Blvd., Suite 800

Los Angeles, CA 90025

310-966-1444

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RILY	Nasdaq Global Market
Depositary Shares (each representing 1/1000th of a share of 6.875% Series A Cumulative Perpetual Preferred Stock)	RILYP	Nasdaq Global Market
Depositary Shares (each representing 1/1000th of a share of 7.375% Series B Cumulative Perpetual Preferred Stock)	RILYL	Nasdaq Global Market
5.00% Senior Notes due 2026	RILYG	Nasdaq Global Market
6.50% Senior Notes due 2026	RILYN	Nasdaq Global Market
5.25% Senior Notes due 2028	RILYZ	Nasdaq Global Market
6.00% Senior Notes due 2028	RILYT	Nasdaq Global Market

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 3.02. Unregistered Sale of Equity Securities.

BRC Group Holdings, Inc. (the “Company”) is making this disclosure under this Item 3.02 since its unregistered sales of equity securities, in the aggregate since its last report filed under this Item 3.02 or its Quarterly Report on Form 10-Q filed May 7, 2026, exceeds 5% of the Company’s total number of shares of common stock (“Common Stock”) outstanding as of May 5, 2026.

On May 14, 2026 and June 4, 2026, the Company issued shares of Common Stock in privately negotiated transactions (together, the “3(a)(9) Exchanges”) that were not registered under the Securities Act of 1933 (the “Securities Act”).

On May 14, 2026, the Company agreed to issue 1,129,918 shares of Common Stock to DBA Trading, LLC, an institutional accredited investor (the “Investor”), in exchange for 339,449 units of the 6.50% Senior Notes due 2026 (RILYN), 19,654 units of the 5.0% Senior Notes due 2026 (RILYG), 20,332 units of the 6.00% Senior Notes due 2028 (RILYT) and 28,742 units of the 5.25% Senior Notes due 2028 (RILYZ) (together, the “May 14 3(a)(9) Notes”).

On June 4, 2026, the Company issued 930,765 shares of Common Stock to the Investor in exchange for 193,187 units of the 6.50% Senior Notes due 2026 (RILYN), 150,823 units of the 5.0% Senior Notes due 2026 (RILYG), 10,000 units of the 6.00% Senior Notes due 2028 (RILYT) and 17,883 units of the 5.25% Senior Notes due 2028 (RILYZ) (together, the “June 3 3(a)(9) Notes” and together with the May 14 3(a)(9) Notes, the “Exchanged Senior Notes”).

In connection with each of the 3(a)(9) Exchanges, the Exchanged Senior Notes were cancelled, resulting in aggregate cancellation of 780,070 units of Exchanged Senior Notes.

The Company did not receive any cash proceeds as a result of the 3a9 Exchanges. The issuance of the shares of the Common Stock was made by the Company pursuant to the exemption from the registration requirements of the Securities Act contained in Section 3(a)(9) of such act on the basis that these offers constituted an exchange with an existing holder of the Company’s securities, and no commission or other remuneration was paid to any party for soliciting such exchange. This current report on Form 8-K does not constitute an offer to exchange any securities of the Company for the Common Stock or other securities of the Company.

As of June 4, 2026, the Company’s total number of shares of Common Stock outstanding was 40,194,696.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRC Group Holdings, Inc.

By:	/s/ Scott Yessner
Name:	Scott Yessner
Title:	EVP & CFO

Date: June 9, 2026

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